UNITED STATES
                    SECURITIES AND EXCHANAGE COMMISSION
                          Washington D. C. 20549

                                 FORM 8-K/A

                             CURRENT REPORT

   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:  December 22, 1998

                            ZONIC CORPORATION
          -----------------------------------------------------
          (Exact name of registrant as specified in its charter)

              Ohio                    0-12283           31-0791199
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(State or other jurisdiction of     (Commission     (I.R.S. Employer
incorporation or organization       file number)   Identification No.)

     Park 50 TechneCenter, 50 W TechneCenter Drive, Milford, Ohio  45150
     -------------------------------------------------------------------
                    (Address of principal executive offices)

Registrant's telephone number, including area code (513-248-1911)
                                                   --------------
                                 Page 1

       Zonic Corporation (the "Company") hereby amends Item 7 of its current Report on Form 8-K, filed December 22, 1998 (the "8-K"), relating to the Company's dismissal of Deloitte & Touche LLP ("Deloitte") and the selection of Clark, Schaefer and Hackett & Co. as its auditor for the year ending
March 31, 1999, to include Deloitte's letter agreeing with the statements made in the 8-K. A copy of Deloitte's letter is attached hereto as Exhibit 10.1.


Item 7.  Financial Statements and Exhibits.
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    (c)  Exhibits                                    Filed Herewith
                                                        (Page No.)
                                                        ----------

              Exhibit
              -------
              10.1      Letter of Deloitte & Touche
                        dated December 28, 1998           E1





SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ZONIC CORPORATION


By:  /s/  James B. Webb, President
          ------------------------

Date:  December 29, 1998



                                  Page E1



                             DELOITTE & TOUCHE
                             250 EAST FIFTH STREET
                             P.O. BOX 5340
                             CINCINNATI, OHIO 45201-5340

December 28, 1998

Securities and Exchange Commission
Mail Stop 9-5
450 E. Street, N.W.
Washington, D.C. 20549

Dear Sirs/Madams:

We have read and agree with the comments in Item 4 of Form 8-K of Zonic Corporation dated December 22, 1998.

Yours truly,

Deloitte & Touche LLP